Exhibit 21.1

Subsidiaries of Arthur J. Gallagher & Co.

The following is a list of all of the majority-owned and consolidated subsidiaries of Arthur J. Gallagher & Co. as of December 31, 2023.

Company Name	Domicile
15588111 Canada Inc.	Canada
2950 Land Company Manager, LLC	United States
2950 Land Company, LLC	United States
A.C.N. 003 030 180 Pty Ltd	Australia
A.C.N. 061 063 303 Pty Ltd	Australia
A.C.N. 082 459 372 Pty Ltd	Australia
A.H. Horn and Associates Limited	Canada
accurART Kunstversicherungsmakler (Europe) AG	Liechtenstein
accurART Kunstversicherungsmakler AG	Switzerland
Adams & Porter Sociedade De Corretagem De Seguros Ltda.	Brazil
AJG Financial Services, LLC	United States
AJG Holding (Chile) Spa	Chile
AJG Meadows, LLC	United States
AJG North America ULC	Canada
AJGRMS Of Louisiana, LLC	United States
Alesco Risk Management Services Limited	United Kingdom
Alize Ltd.	Bermuda
Allied Claims Administration, Inc.	United States
Allied Risk Holdings Limited	Ireland
Allied Risk Insurance and Reinsurance Services Limited	Ireland
Allied Risk Management Limited	Ireland
American Freedom Carriers, Inc.	United States
Another Day Investigations Limited	United Kingdom
Another Day Limited	United Kingdom
Antrobus Investments Limited	United Kingdom
Arab Commercial Enterprises W.L.L.	Kuwait
Argentis Financial Group Limited	United Kingdom
Argentis Financial Management Limited	United Kingdom
Art Horn Enterprises Ltd.	Canada
Artex Risk Solutions (Singapore) Pte. Ltd.	Singapore
Artex Advisory & Analytics Ltd.	Bermuda
Artex Axcell (Guernsey) PCC Limited	Guernsey
Artex Axcell PIC Ltd.	Bermuda
Artex Axcell Re (Bermuda) Ltd.	Bermuda
Artex Axcell SEG Ltd.	Bermuda
Artex Corporate Services (Bermuda) Ltd.	Bermuda
Artex Corporate Services (Cayman) Ltd.	Cayman Islands
Artex Corporate Services (Gibraltar) Limited	Gibraltar
Artex Corporate Services (Malta) Limited	Malta
Artex Fund Services Ltd.	Bermuda
Artex Fund Services USA, Inc.	United States
Artex Holdings (Gibraltar) Limited	Gibraltar
Artex Holdings (Malta) Limited	Malta
Artex ILS Services UK Ltd	United Kingdom

Artex Insurance (Cayman) SPC Limited	Cayman Islands
Artex Insurance (Tennessee) PCCIC, Inc.	United States
Artex Insurance Brokers (Europe) PCC Limited	Malta
Artex Insurance ICC Limited	Guernsey
Artex Insurance Management (Bermuda) Ltd.	Bermuda
Artex Insurance Management (Cayman) Ltd.	Cayman Islands
Artex Insurance Management (Ireland) Limited	Ireland
Artex Intermediaries Ltd.	Bermuda
Artex Risk Solutions (Bermuda) Limited	Bermuda
Artex Risk Solutions (Cayman) Limited	Cayman Islands
Artex Risk Solutions (Gibraltar) Limited	Gibraltar
Artex Risk Solutions (Guernsey) Limited	Guernsey
Artex Risk Solutions (International) Limited	Guernsey
Artex Risk Solutions (Malta) Limited	Malta
Artex Risk Solutions (UK) Ltd	United Kingdom
Artex Risk Solutions, Inc.	United States
Artex Risk Solutions, Inc. (Anguilla)	Anguilla
Artex Services (Private) Limited	Sri Lanka
Arthur J. Gallagher (Singapore) Pte Ltd	Singapore
Arthur J. Gallagher Broking (NZ) Limited	New Zealand
Arthur J Gallagher (Norway) Holdings AS	Norway
Arthur J Gallagher Brim AB	Sweden
Arthur J Gallagher Nordic AB	Sweden
Arthur J Gallagher Panamá Corredores de Reaseguros SA	Panama
Arthur J Gallagher Proinova AB	Sweden
Arthur J Gallagher Proinova Agency AB	Sweden
Arthur J. Gallagher & Co (AUS) Limited	Australia
Arthur J. Gallagher & Co (NZ) Limited	New Zealand
Arthur J. Gallagher & Co. (Bermuda) Limited	Bermuda
Arthur J. Gallagher (Bermuda) Holding Partnership	Bermuda
Arthur J. Gallagher (Illinois), LLC	United States
ARTHUR J. GALLAGHER (LIFE SOLUTIONS) PTY LTD	Australia
Arthur J. Gallagher (Schweiz) AG	Switzerland
Arthur J. Gallagher (UK) Limited	United Kingdom
Arthur J. Gallagher Asesoria S.A.C.	Peru
Arthur J. Gallagher Australasia Holdings Pty Ltd	Australia
Arthur J. Gallagher Canada Limited	Canada
Arthur J. Gallagher Capital Markets, Inc.	United States
Arthur J. Gallagher Chile Corredores de Reaseguros S.A. (AJG Chile Re)	Chile
Arthur J. Gallagher Consulting GmbH	Switzerland
Arthur J. Gallagher Corredores de Seguros S.A. (AJG Chile Retail)	Chile
Arthur J. Gallagher Corredores de Seguros S.A. (Colombia)	Colombia
Arthur J. Gallagher Financial Services Professionals Risk Purchasing Group, LLC	United States
Arthur J. Gallagher Group Quebec ULC	Canada
Arthur J. Gallagher Holdings (Ireland) Limited	Ireland
Arthur J. Gallagher Holdings (UK) Limited	United Kingdom
Arthur J. Gallagher Insurance Brokers (Ireland) Limited	Ireland
Arthur J. Gallagher Insurance Brokers Limited	United Kingdom
Arthur J. Gallagher Investments, Inc.	United States
Arthur J. Gallagher Latin America, LLC	United States
Arthur J. Gallagher Peru Corredores de Reaseguros S.A.	Peru
Arthur J. Gallagher Peru Corredores de Seguros S.A.	Peru

Arthur J. Gallagher Re Colombia Ltda. Corredores de Reaseguros SA	Colombia
Arthur J. Gallagher Real Estate Risk Purchasing Group, LLC	United States
Arthur J. Gallagher Risk Management Services, LLC	United States
Arthur J. Gallagher Service Company, Inc.	United States
Arthur J. Gallagher Service Company, LLC	United States
Arthur J. Gallagher Services (UK) Limited	United Kingdom
Ashgrove Insurance Services Limited	United Kingdom
At Squared Holdings Limited	United Kingdom
Aurenda Pty Ltd	Australia
Aurenda Training Services Pty Ltd	Australia
Avantek Pty Ltd	Australia
Axe Insurance PCC Limited	Guernsey
Barnes Commercial Limited	United Kingdom
BCHR Canada Acquisition Corp.	Canada
BCHR Canada Holdings, Inc.	Canada
BCHR UK Holdings Ltd	United Kingdom
BCHR US Acquisitions, Inc.	United States
BCHR US Holdings, Inc.	United States
Bellisle Pty. Ltd.	Australia
Blueleaf Consulting Pty Limited	Australia
Bluewater Incorporated Cell Insurance Company	United States
BMM (P&T) Ltd	United Kingdom
Bollinger Insurance Services, Inc.	United States
Bollinger, Inc.	United States
Bollington Insurance Brokers Limited	United Kingdom
Bollington Underwriting Limited	United Kingdom
Bollington Wilson Group Limited	United Kingdom
Bollington Wilson Limited	United Kingdom
Bonus Drive Canada Limited	Canada
Buck Canada HR Services Limited/Services RH Buck Canada Limitee	Canada
Buck Capability Centre Private Limited	India
Buck Consultants (Administration & Investment) Limited	United Kingdom
Buck Consultants (Healthcare) Limited	United Kingdom
Buck Consultants Limited	United Kingdom
Buck Consultants Shareplan Trustees Limited	United Kingdom
Buck Global Deutschland GmbH	Germany
Buck Global Nederland B.V.	Netherlands
Buck Global, LLC	United States
Buck HR Securities LLC	United States
Buck Insurance Agency Limited	Canada
Buck Trustees (Guernsey) Limited	Guernsey
Caburn Hope Limited	United Kingdom
Cadence Insurance, Inc.	United States
Camco One Ltd	United Kingdom
Capsicum Reinsurance Brokers LLP	United Kingdom
CGM Gallagher Insurance Brokers (Trinidad & Tobago) Limited	Trinidad and Tobago
Charity First Insurance Services, Inc.	United States
Chris Frost Insurance Services Limited (In Liquidation 11/08/2023)	United Kingdom
Churchills International Consulting Limited	United Kingdom
Cintran Claims Canada Limited	Canada
CKH Limited	United Kingdom
CLA (Risk Solutions) Limited	United Kingdom

CLA Acquisitions Limited	United Kingdom
Claims Settlement Agencies Ltd	United Kingdom
Clements Belgium SPRL	Belgium
Clements Belgium SRL	Belgium
Clements Europe Limited	United Kingdom
Clements Europe Limited	United Kingdom
Clements Insurance Services Limited	Ireland
Clements Worldwise Limited	United Kingdom
Coleman Group (Holdings) Limited	United Kingdom
Coleman Holdings Limited	United Kingdom
College and University Scholastic Excess Risk Purchasing Group, LLC	United States
Complete Financial Balance Pty Ltd	Australia
Compucar Limited	United Kingdom
Concert Consulting UK Limited	United Kingdom
Copper Mountain Assurance, Inc.	United States
Core Underwriting Services Inc.	Canada
Corporate Services Network Pty Ltd	Australia
Countrywide Accident Assistance Limited	United Kingdom
Dalton Browne Limited	United Kingdom
Devitt Insurance Services Limited	United Kingdom
Doyle Insurance Brokers (Wexford) Limited	Ireland
E. Coleman & Co. Limited	United Kingdom
Education Protect Limited	United Kingdom
Education Protect Northern Ireland Limited	United Kingdom
Education Protect Scotland Limited	United Kingdom
Effectus Consulting Pty Ltd	Australia
Elantis Premium Funding (Nz) Limited	New Zealand
Elantis Premium Funding Limited	Australia
Erimus Group Limited	United Kingdom
Erimus Holdings Teesside Limited	United Kingdom
Evolution Technology Services Limited	United Kingdom
F Wilson (Holdings) Limited	United Kingdom
F Wilson (Insurance Brokers) Limited	United Kingdom
F Wilson Group Limited	United Kingdom
FE Protect Ltd	United Kingdom
Fender Marine AS	Norway
Finergy Solutions Pty Ltd	Australia
First Ireland Risk Management Limited	Ireland
First Premium, Inc.	United States
Foley Healthcare Limited	United Kingdom
Fortify Marine Limited	United Kingdom
Fortress Financial Solutions Pty Ltd	Australia
Fortress Insurance LLC	United States
Four Corners Group Inc.	Canada
Fraser MacAndrew Ryan Limited	New Zealand
Freeboard Maritime Limited	United Kingdom
Friary Intermediate Limited	United Kingdom
Frontier Financial Services Limited	Bermuda
Gallagher Benefit Services Pty Ltd	Australia
Gallagher (Bermuda) Insurance Solutions Ltd.	Bermuda
Gallagher (Malta) Limited	Malta
Gallagher (Shanghai) Insurance Brokers Co. Ltd	China

Gallagher Affinity Insurance Services, Inc.	United States
Gallagher Argentina Corredores de Reaseguros S.A.	Argentina
Gallagher Bassett Canada Inc.	Canada
Gallagher Bassett Insurance Services Limited	United Kingdom
Gallagher Bassett International Ltd.	United Kingdom
Gallagher Bassett NZ Limited	New Zealand
Gallagher Bassett Services Pty Ltd	Australia
Gallagher Bassett Services Workers Compensation Victoria Pty Ltd	Australia
Gallagher Bassett Services, Inc.	United States
Gallagher Bassett Technical Services, LLC	United States
Gallagher Benefit Services (Canada) Group Inc.	Canada
Gallagher Benefit Services (Holdings) Limited	United Kingdom
Gallagher Benefit Services Management Company Limited	United Kingdom
Gallagher Benefit Services, Inc.	United States
Gallagher Benefits Consulting Limited	United Kingdom
Gallagher Bergvall AS	Norway
Gallagher Brasil Corretora De Resseguros Ltda.	Brazil
Gallagher Brasil Corretora de Seguros Ltda.	Brazil
Gallagher Brasil Holdings Ltda.	Brazil
Gallagher Broker Japan, Inc.	Japan
Gallagher Canada Acquisition Corporation	Canada
Gallagher Caribbean Group Limited	Saint Lucia
Gallagher Clean Energy, LLC	United States
Gallagher Colombia (UK) Holdings Limited	United Kingdom
Gallagher Colombia (UK) Limited	United Kingdom
Gallagher Communication Limited	United Kingdom
Gallagher Consulting Ltda	Colombia
Gallagher Corporate Benefits Pty Ltd	Australia
Gallagher Corporate Services, LLC	United States
Gallagher Energy Risk Services Inc.	Canada
Gallagher European Holdings Limited	United Kingdom
Gallagher Fiduciary Advisors, LLC	United States
Gallagher Global Cash Management Limited	United Kingdom
Gallagher Holdings (UK) Limited	United Kingdom
Gallagher Holdings Japan, Inc.	Japan
Gallagher Insurance Brokers (Barbados) Limited	Barbados
Gallagher Insurance Brokers (Cayman) Limited	Cayman Islands
Gallagher Insurance Brokers (Hong Kong) Limited	Hong Kong
Gallagher Insurance Brokers (St. Kitts & Nevis) Limited	Saint Kitts and Nevis
Gallagher Insurance Brokers (St. Lucia) Limited	Saint Lucia
Gallagher Insurance Brokers (St. Vincent) Limited	Saint Vincent and the Grenadines
Gallagher Insurance Brokers (Taiwan) Limited	Taiwan
Gallagher Insurance Brokers (Trinidad & Tobago) Limited	Trinidad and Tobago
Gallagher Insurance Brokers Jamaica Limited	Jamaica
Gallagher Insurance Brokers Private Limited	India
Gallagher Interbrok Corretora de Seguros Ltda.	Brazil
Gallagher International Cash Management SRL	Barbados
Gallagher International Finance Limited	Ireland
Gallagher International Holdings (US) Inc.	United States
Gallagher Investment Advisors, LLC	United States
Gallagher IP Solutions LLC	United States
Gallagher Japan, Inc.	Japan

Gallagher Korea Insurance Brokers Limited	Korea, Republic of
Gallagher Mississippi Brokerage, LLC	United States
Gallagher Parisco AS	Norway
Gallagher Quebec Compensation Inc.	Canada
Gallagher Re (Nordic) AS	Norway
Gallagher Re (Pty) Limited	South Africa
Gallagher Re (US), LLC	United States
Gallagher Re Bermuda Limited	Bermuda
Gallagher Re Canada Inc.	Canada
Gallagher Re GmbH	Germany
Gallagher RE Inc.	United States
Gallagher Re Italia S.p.A.	Italy
Gallagher Re Japan K.K.	Japan
Gallagher Re Labuan Limited	Malaysia
Gallagher Re Latin America Corretora de Resseguros Ltda.	Brazil
Gallagher Re Ltd	United Arab Emirates
Gallagher Re S.A.S.	France
Gallagher Reinsurance Australia Limited	Australia
Gallagher Reinsurance Brokers Bermuda Limited	Bermuda
Gallagher Reinsurance Brokers Miami, LLC	United States
Gallagher Risk & Reward Limited	United Kingdom
Gallagher Risk Group LLC	United States
Gallagher Risk Placements Pty Ltd	Australia
Gallagher Securities Europe SAS	France
Gallagher Securities Inc.	United States
Gallagher Securities Limited	United Kingdom
Gallagher Service Center LLP	India
Gallagher Sigorta Ve Reasurans Brokerligi Anonim Sirketi	Turkey
Gallagher Steel Courier Risk Purchasing Group, Inc.	United States
Gallagher Voluntary Benefits, LLC	United States
Gallagher's Excellence Center for Agencies Limitada	Colombia
Gault Armstrong SARL	New Caledonia
GBCare Texas HCN, LLC	United States
GBCare, LLC	United States
Gbs (Australia) Holdings Pty Ltd	Australia
GBS Administrators, Inc.	United States
GBS Insurance and Financial Services, Inc.	United States
GBS Retirement Services, Inc.	United States
GBS Specialty Markets, LLC	United States
GGB Finance 1 Limited	United Kingdom
GGB Finance 2 Limited	United Kingdom
GGB Finance 3 Limited	United Kingdom
GGB Finance 4 Limited	United Kingdom
GGB Finance 5 Limited	United Kingdom
Giles Holdings Limited	United Kingdom
Global Financial Brokers Limited	Trinidad and Tobago
Goggins Insurance Brokers Limited	Ireland
GPL Assurance Inc.	Canada
Greenseed Alternative Managers Platform Ltd.	Bermuda
Healthcare Professionals Purchasing Group, LLC	United States
Heath Lambert Limited	United Kingdom
Heath Lambert Overseas Limited	United Kingdom

Hexagon Insurance PCC Limited	Guernsey
HMG - PCMS Limited	United Kingdom
Home And Travel Limited	United Kingdom
Honour Point Limited	United Kingdom
Horseshoe Re Limited	Bermuda
Howell & Ryan Limited	Ireland
IBS Reinsurance Brokers Singapore Pte. Ltd.	Singapore
Innovu Bidco Limited	United Kingdom
Innovu Group Holding Company Limited	Ireland
Innovu Operations Limited	Ireland
Inspire Underwriting Limited	United Kingdom
Insurance Acquisitions Holdings Limited	United Kingdom
Insurance Dialogue Limited	United Kingdom
Insurance Plus Risk Purchasing Group, LLC	United States
Insure My Villa Limited	United Kingdom
I-Protect Underwriting Pty Limited	Australia
isure Pty Ltd	Australia
Just Landlords Insurance Services Ltd	United Kingdom
Keaney Insurance Brokers Limited	Ireland
Lifesure Group Limited	United Kingdom
Lifesure Limited	United Kingdom
Lucas Fettes and Partners Limited	United Kingdom
Lucas Fettes Limited	United Kingdom
MA Underwriting Pty Ltd	Australia
Manchester Underwriting Agencies Limited	United Kingdom
Manchester Underwriting Management Limited	United Kingdom
Matt Jensen Insurance Brokers Limited	New Zealand
Mecacem Insurance SPC, Ltd.	Cayman Islands
Medical Professional Indemnity Group Limited	United Kingdom
Mike Henry Insurance Brokers Limited	New Zealand
Mike Henry Insurance Funding Limited	New Zealand
Milne Alexander Pty Ltd	Australia
Momentus Canada Inc.	Canada
Monument Insurance (NZ) Limited	New Zealand
Monument Premium Funding Limited	New Zealand
MPM Finco Pty Ltd	Australia
MUM EUROPEAN HOLDINGS LIMITED	Malta
Mutual Brokers Pty. Limited	Australia
My Market Place Pty Ltd	Australia
My Plan Manager Group Pty Ltd	Australia
My Plan Manager.com.au Holdings Pty Ltd	Australia
My Plan Manager.com.au Pty Ltd	Australia
National Disability Support Partners Pty Limited	Australia
Nonprofit Insurance Risk Purchasing Group, LLC	United States
Northern Keep Limited	United Kingdom
OAMPS Ltd.	Australia
Offshore Market Placement Limited	New Zealand
Olayan Financing Company	Saudi Arabia
Oval EBT Trustees Limited	United Kingdom
Oval Insurance Broking Limited	United Kingdom
Oval Limited	United Kingdom
P.E. Kelly Insurances Limited	Ireland

Pastel Holding (NZ) Company Limited	New Zealand
Pastel Holdings Pty Limited	Australia
Pastel Purchaser (NZ) Limited	New Zealand
Pastel Purchaser Pty Limited	Australia
Pavey Group Holdings (UK) Limited	United Kingdom
Pavey Group Holdings Limited	United Kingdom
Pavey Group Limited	United Kingdom
Pelican Underwriting Management Limited	United Kingdom
PEN Insurance Management Advisors, Ltd.	Bermuda
Pen Underwriting Limited	United Kingdom
Pen Underwriting Pty Ltd	Australia
Phillips (Insurance and Finance Services) Limited	United Kingdom
Portmore Insurance Brokers (Wiltshire) Ltd	United Kingdom
Portmore Insurance Brokers Limited	United Kingdom
Premier Insurance Services, Inc.	United States
Professional Agents Risk Purchasing Group, Inc.	United States
Pronto California Agency, LLC	United States
Pronto Franchise, LLC	United States
Pronto General Agency, Inc.	United States
Pronto Insurance Agency of Laredo, Inc.	United States
Pronto Premium Finance, LLC	United States
Property & Commercial Limited	United Kingdom
Property Insurance Initiatives Limited	United Kingdom
Prophet Group Limited	United Kingdom
Prophet Reports & Collections Ltd	United Kingdom
Prophet Trade Credit Ltd	United Kingdom
Ptarmigan Underwriting Agency Limited	United Kingdom
Ptarmigan Underwriting UK Limited	United Kingdom
Public and Non-Profit Excess Risk RPG (PANPER) LLC (CA)	United States
Purple Bridge Claims Management Limited	United Kingdom
Purple Bridge Finance Limited	United Kingdom
Purple Bridge Group Limited	United Kingdom
Purple Bridge Investments Limited	United Kingdom
Purple Bridge Online Services Limited	United Kingdom
Purple Bridge Publishing Limited	United Kingdom
Quantum Underwriting Solutions Limited	United Kingdom
Quillco 226 Limited	United Kingdom
Quillco 227 Limited	United Kingdom
Quoteline Direct Limited	United Kingdom
R.A. Rossborough (Guernsey) Limited	Guernsey
R.A. Rossborough (Insurance Brokers) Limited	Jersey
R.A. Rossborough Limited	Jersey
Real Estate Services Council Risk Purchasing Group, LLC	United States
Rentguard Limited	United Kingdom
Resilience Re Ltd.	Bermuda
RGA Referencing Limited	United Kingdom
RGA Underwriting Limited	United Kingdom
RIBA Insurance Agency Limited	United Kingdom
RIL Administrators (Guernsey) Limited	Guernsey
Risk Management Partners Ltd.	United Kingdom
Risk Placement Services, Inc.	United States
Risk Program Administrators LLC	United States

Risk Services (NW) Limited	United Kingdom
Risk Solutions Group Limited	United Kingdom
Rossborough Healthcare International Limited	Guernsey
Rossborough Insurance (IOM) Limited	Isle of Man
Scholastic First Risk Purchasing Group, LLC	United States
Sentinel Indemnity, LLC	United States
Septagon Insurance PCC Limited	Guernsey
Smeri AB	Sweden
Srila Systems (Private) Limited	Sri Lanka
Stackhouse Poland Bidco Limited	United Kingdom
Stackhouse Poland Group Limited	United Kingdom
Stackhouse Poland Holdings Ltd	United Kingdom
Stackhouse Poland Limited	United Kingdom
Stackhouse Poland Midco Limited	United Kingdom
Stafford Brokers Limited	United Kingdom
Star Newco Limited	United Kingdom
Stormclose Limited	United Kingdom
Strata Solicitors Ltd	United Kingdom
Super Advice Corporate Services Pty Ltd	Australia
Surecollect Limited	United Kingdom
Symmetry Private Insurance Limited	United Kingdom
Talbot Deane Investments Limited	United Kingdom
Tay River Holdings Ltd	United Kingdom
Teesside Insurance Consultants Limited	United Kingdom
The Bollington Group (Holdings) Limited	United Kingdom
The EHE Group, LLC	United States
Title & Covenant Brokers Ltd	United Kingdom
Title Investments Ltd	United Kingdom
Total Benefit Specialists Limited	Trinidad and Tobago
Towerhill Insurance Underwriters Inc.	Canada
Trafalgar Marine Trades Limited	United Kingdom
Travel Agents Risk Purchasing Group, Inc.	United States
Uni-Care, Inc.	United States
Unoccupied Direct Limited	United Kingdom
Vasek Insurance Services Limited	United Kingdom
Verbag Versicherungsberatungs AG	Switzerland
Vessel Protect Limited	United Kingdom
Watson Laurie Holdings Ltd	United Kingdom
Watson Laurie Ltd	United Kingdom
Wexford Financial Services Limited	Ireland
Wexford Insurances Group Limited	Ireland
WHTC Ltd	United Kingdom
William Cullen And Sons Limited	Ireland
Wilsons Commercial Insurance Services Ltd	United Kingdom
WIM Corretora De Seguros Ltda.	Brazil
Wood Interbrok Participacoes Ltda.	Brazil
Wood Macvar Corretores De Seguros Ltda.	Brazil
WorldSmart Association, Inc.	United States
York Place Company Secretaries Limited	United Kingdom